EXHIBIT 16







                    LIMITED POWER OF ATTORNEY


      I, Philip K. Polkinghorn, a director, the Chairman of the Board and President of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Bernard R. Beckerlegge and James J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director, the Chairman of the Board and President of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-
effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/Philip K. Polkinghorn
Philip K. Polkinghorn
Director, Chairman of the Board and President




                    LIMITED POWER OF ATTORNEY


      I, Bernard R. Beckerlegge, a director of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Philip K. Polkinghorn and James J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/Bernard R. Beckerlegge
Bernard R. Beckerlegge
Director




                    LIMITED POWER OF ATTORNEY


      I, William P. Donohue, a director of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James
J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/William P. Donohue
William P. Donohue
Director




                    LIMITED POWER OF ATTORNEY


      I, Paul H. LeFevre, Jr., a director of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James
J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/Paul H. LeFevre, Jr.
Paul H. LeFevre, Jr.
Director




                    LIMITED POWER OF ATTORNEY


      I, Bernhard M. Koch, a Senior Vice President and the Chief Financial Officer of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a Senior Vice President and the Chief Financial Officer of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto);
(2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/Bernhard M. Koch
Bernhard M. Koch
Senior Vice President and Chief Financial Officer




                    LIMITED POWER OF ATTORNEY


      I, Peter M. Lehrer, a director of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James
J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/Peter M. Lehrer
Peter M. Lehrer
Director




                    LIMITED POWER OF ATTORNEY


      I, Jeff S. Liebmann, a director of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James
J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/Jeff S. Liebmann
Jeff S. Liebmann
Director




                    LIMITED POWER OF ATTORNEY


      I, Christopher C. York, a director of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James
J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/Christopher C. York
Christopher C. York
Director




                    LIMITED POWER OF ATTORNEY


      I, J. Andrew Hilbert, a director of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James
J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/J. Andrew Hilbert
J. Andrew Hilbert
Director




                    LIMITED POWER OF ATTORNEY


      I, Stewart R, Morrison, a director of Keyport Benefit Life Insurance Company (the "Company"), a corporation duly organized under the laws of the State of New York, do hereby individually appoint Philip K. Polkinghorn, Bernard R. Beckerlegge and James
J. Klopper to be my true and lawful attorney and agent, and grant each of them individually the power to execute, deliver and file in my name as a director of the Company, any and all instruments that said attorney and agent may deem necessary or advisable to enable the Company: (1) to register any security issued by the Company or any security issued by a validly established separate account for which the Company serves as the depositor, under the Securities Act of 1933, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto); (2) to register an investment company or apply for an order of approval or exemption under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including without limitation any registration statement (including pre-effective and post-effective amendments thereto) and application for an order (including any amendments thereto) and (3) to comply with any other filing requirement of the U.S. Securities and Exchange Commission under the Acts and rules and regulations referenced above or under any other law as amended.


Dated this  4th  day of June, 1999.


 /s/Stewart R. Morrison
Stewart R. Morrison
Director